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                                                                  EXHIBIT 10.44


                FIFTH AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT


         THIS FIFTH AMENDMENT TO EXIM GUARANTEED LOAN AGREEMENT (this "Amendment"), dated as of January 30, 2004, is between HORIZON OFFSHORE CONTRACTORS, INC., a Delaware corporation ("Contractors"), HORIZON SUBSEA SERVICES, INC., a Delaware corporation ("Subsea"), HORIZON VESSELS, INC., a Delaware corporation ("Vessels"), and HORIZEN, L.L.C., a Delaware limited liability company ("LLC", and together with Contractors, Subsea and Vessels the "Borrowers"), jointly and severally, each of the financial institutions which is or may from time to time become a party to such Loan Agreement, as amended (collectively, "Lenders", and each a "Lender"), and SOUTHWEST BANK OF TEXAS, N.A., a national banking association, as agent (the "Agent").


                                    RECITALS:

         A. Borrowers, Lenders and Agent entered into that certain EXIM Guaranteed Loan Agreement dated as of August 15, 2001, as amended by First Amendment to EXIM Guaranteed Loan Agreement dated as of April 17, 2002, Second Amendment to EXIM Guaranteed Loan Agreement dated as of August 28, 2002, Third Amendment to EXIM Guaranteed Loan Agreement dated as of September 30, 2002 and Fourth Amendment to EXIM Guaranteed Loan Agreement dated as of March 6, 2003 (the "Agreement").


         A. Pursuant to the Agreement, each Borrower, Horizon Offshore, Inc., a Delaware corporation ("Parent"), and Horizon Offshore Contractors, Ltd., a company organized and existing under the laws of the Cayman Islands, each executed a Guaranty dated as of August 15, 2001, and ECH Offshore, S. de R.L. de C.V., a company organized and existing under the laws of Mexico, executed a Guaranty dated as of August 15, 2001 (under Mexican law) and a Guaranty dated as of May 30, 2002 (under Texas law), pursuant to which such Persons (as defined in the Agreement) guaranteed to Agent the payment and performance of the Obligations (as defined in the Agreement).

         B. Pursuant to the Agreement all the other subsidiaries of Parent executed guaranty agreements pursuant to which such subsidiaries guaranteed the obligations of Borrowers under the Loan Agreement.

         C. Borrowers, Lenders and Agent now desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                   1. ARTICLE

                                   Definitions

         1.1. Section Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.


                                   2. ARTICLE

                                   Amendments

         2.1. Section Amendment to Certain Definitions. The definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:

         "Domestic Loan Agreement" means that certain Loan Agreement dated March 26, 2001, among Borrowers other than LLC, the Domestic Agent and the lenders referred to therein, as amended by First Amendment to Loan Agreement dated April 17, 2002, Second Amendment to Loan Agreement dated May 30, 2002, Third Amendment to Loan Agreement dated as of August 28, 2002, Fourth Amendment to Loan Agreement dated as of September 30, 2002, Fifth Amendment to Loan Agreement dated as of March 6, 2003 and Sixth Amendment to Loan Agreement dated as of January 30, 2004, as the same may be further amended, supplemented or modified from time to time, and any loan agreement or credit agreement executed in restatement and replacement therefor.

         2.2. Section Amendment to Section 7.1. (a) Clauses (f) and (i) contained in Section 7.1 of the Agreement are amended to read in their entirety as follows:

         (f) Weekly Accounts Receivable Reports. Beginning not later than 5:00 p.m. on February 9, 2004, and continuing not later than 5:00 p.m. on each Monday thereafter, aged accounts receivable reports for each Borrower and each Qualified Foreign Subsidiary as of the previous Friday at 5:00 p.m., certified by an officer of each Borrower acceptable to Agent.

         (i) Projections. Not later than February 2, 2004, a projected balance sheet, income statement and statement of cash flows for Parent and its Subsidiaries for the fiscal year ending December 31, 2004 on a Base Case basis and a Best Case basis, each, certified by an officer of Parent acceptable to Agent and reviewed by FTI Consulting, Inc.

         (b) Clauses (q), (r) and (s) shall be added to Section 7.1 of the Agreement and shall read in their entirety as follows:


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         (q) Weekly Accounts Payable Reports. Beginning not later than 5:00 p.m.
         on February 9, 2004, and continuing not later than 5:00 p.m. on each Monday thereafter, aged accounts payable reports for each Borrower and each Qualified Foreign Subsidiary, as of the previous Friday at 5:00 p.m. certified by an officer of each Borrower acceptable to Agent.

         (r) Weekly Cash Flow. Beginning not later than 5:00 p.m. on February 9, 2004, and continuing not later than 5:00 p.m. on each Monday thereafter, cash flow reports for each Borrower and each Qualified Foreign Subsidiary, on a rolling thirteen (13) week basis for the thirteen (13) consecutive weeks ended as of the previous Friday at 5:00 p.m. certified by an officer of each Borrower acceptable to Agent.

         (s) Elliott Term Sheet. Not later than February 2, 2004, a Confidential Information Memorandum prepared by Raymond James, containing, among other things, terms related to the issuance of subordinated bonds in an amount not less than $50,000,000.00 to be purchased by Elliott Associates, L.P and/or other investors.


                                   3. ARTICLE

                              Conditions Precedent

         3.1. Section Conditions. The effectiveness of this Amendment is subject to the receipt by Agent of the following, each in form and substance satisfactory to Agent and Lenders:

         (a) Certificate-Each Corporate Borrower. A certificate of the Secretary or another officer of each Corporate Borrower acceptable to Agent certifying (i) resolutions of the board of directors of each Corporate Borrower which authorize the execution, delivery and performance by such Corporate Borrower of this Amendment and the other Loan Documents to which such Corporate Borrower is or is to be a party, and (ii) the names of the officers of each Corporate Borrower authorized to sign this Amendment and each of the other Loan Documents to which such Corporate Borrower is or is to be a party together with specimen signatures of such officers.

         (b) Certificate - LLC. A certificate of a Manager or another officer of LLC acceptable to Agent certifying (i) resolutions of the Members of LLC which authorize the execution, delivery and performance by LLC of this Amendment and the other Loan Documents to which LLC is or is to be a party, and (ii) the names of the Managers or other officers of LLC authorized to sign this Amendment and each of the other Loan Documents to which LLC is or is to be a party together with specimen signatures of such Persons.


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         (c) Fees. An amendment fee payable to Agent for the Pro-Rata benefit of
         Lenders in the amount of $112,500.00, and an amendment fee payable to the Agent in the amount of $7,500.00.

         (d) Additional Information. Such additional documents, instruments and information as Lenders, Agent or Eximbank may request.


                                   4. ARTICLE

                 Ratifications, Representations, and Warranties

         4.1. Section Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrowers and Lenders agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.

         (a) Section Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to Lenders that the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite action on the part of such Borrower and will not violate the Organizational Documents of such Borrower, the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, upon the effectiveness of this Amendment no Event of Default or Unmatured Event of Default will exist, upon the effectiveness of this Amendment Borrowers will be in full compliance with all covenants and agreements contained in the Agreement as amended hereby, Borrowers are indebted to Lenders pursuant to the terms of the Notes, as the same may have been renewed, modified, extended and rearranged, the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Notes as the same may have been renewed, modified or rearranged, and no Borrower has any claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or any Lender's performance under the Loan Documents.


                                   5. ARTICLE

                                  Miscellaneous

         5.1. Section Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the


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execution and delivery of this Amendment and the other Loan Documents, and no investigation by any Lender or any closing shall affect the representations and warranties or the right of any Lender to rely on them.

         5.2. Section Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.

         5.3. Section Expenses. As provided in the Agreement, Borrowers agree to pay on demand all costs and expenses incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel, and all costs and expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Agent's legal counsel.

         5.4. Section Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         5.5. SECTION APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

         5.6. Section Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent, Issuing Bank, each Lender and each Borrower and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

         5.7. Section Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         5.8. Section Effect of Waiver. No consent or waiver, express or implied, by Agent, Issuing Bank or any Lender to or for any breach of or deviation from any covenant, condition or duty by any Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.


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         5.9. Section Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         5.10. SECTION AMENDMENT TO LETTER AGREEMENTS. EFFECTIVE AS OF THE DATE OF THIS AMENDMENT, (A) THE FIFTH PARAGRAPH CONTAINED IN THE LETTER AGREEMENT DATED AUGUST 7, 2003 (THE "FIRST LETTER AGREEMENT") AND (B) THE FIFTH PARAGRAPH CONTAINED IN THE LETTER AGREEMENT DATED NOVEMBER 10, 2003 (THE "SECOND LETTER AGREEMENT") ARE NO LONGER IN EFFECT, AND THE FIRST LETTER AGREEMENT AND THE SECOND LETTER AGREEMENT ARE AMENDED TO DELETE THE FIFTH PARAGRAPHS IN THEIR ENTIRETY. ALL PARTIES HERETO AGREE TO SUCH DELETION.

         5.11. SECTION ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Executed as of the date first written above.


                                 BORROWERS:

                                 HORIZON OFFSHORE CONTRACTORS, INC.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President


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

                                 HORIZEN, L.L.C.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President



                                 HORIZON SUBSEA SERVICES, INC.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President



                                 HORIZON VESSELS, INC.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President


                                 AGENT:

                                 SOUTHWEST BANK OF TEXAS, N.A., as Agent


                                 By:
                                     ------------------------------------------
                                     Valerie Gibbs
                                     Senior Vice President


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                                 LENDERS:

                                 SOUTHWEST BANK OF TEXAS, N.A.


                                 By:
                                     ------------------------------------------
                                     Valerie Gibbs
                                     Senior Vice President



                                 DRESDNER BANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES


                                 By:
                                      -----------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------


                                 By:
                                      -----------------------------------------
                                 Name:
                                        ---------------------------------------
                                 Title:
                                        ---------------------------------------



                                 BANK OF SCOTLAND


                                 By:
                                     ------------------------------------------
                                     Joseph Fratus
                                     First Vice President


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

                                 HIBERNIA NATIONAL BANK


                                 By:
                                     ------------------------------------------
                                     Tammy Boyd
                                     Vice President



         Each of the undersigned Guarantors (a) hereby consents and agrees to this Amendment, (b) agrees that all references to the Loan Agreement contained in the Guaranty Agreement executed by such Person shall constitute references to such Loan Agreement as amended by this Amendment and as the same may be further amended, and (c) agrees that the Guaranty Agreement executed by such Person shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms and shall evidence such Guarantor's guaranty of the Notes as renewed, modified and extended from time to time.


                                 HORIZON OFFSHORE, INC.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President



                                 HORIZON OFFSHORE CONTRACTORS, LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


                                 ECH OFFSHORE, S. DE R.L. DE C.V.


                                 By:
                                     ------------------------------------------
                                     Bill J. Lam
                                     Sole Manager


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

                                 Other Guarantors

                                 PROGRESSIVE PIPELINE CONTRACTORS, INC.
                                 AFFILIATED MARINE CONTRACTORS, INC.
                                 TEXAS OFFSHORE CONTRACTORS CORP.
                                 FLEET PIPELINE SERVICES, INC.
                                 GULF OFFSHORE CONSTRUCTION, INC.
                                 BAYOU MARINE CONTRACTORS, INC.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President


                                 HORIZON GROUP L.D.C.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


                                 HORIZON OFFSHORE NIGERIA LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


                                 TIBURON INGENIERIA Y CONSTRUCCION, S. DE
                                 R.L. DE C.V.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Secretary


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

                                 HORIZON VESSELS INTERNATIONAL LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Vice President


                                 PT HORIZON INDONESIA


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Commissioner


                                 HORIZON OFFSHORE INTERNATIONAL LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President


                                 HORIZON MARINE CONSTRUCTION LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President


                                 HORIZON OFFSHORE PTE. LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


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

                                     HORIZON OFFSHORE CONTRACTORS
                                     (MAURITIUS) LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                      Director


                                 HORIZON MARINE CONSTRUCTION (MAURITIUS) LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


                                 HORIZON C-BAY COSTA AFUERA, S. DE R.L. DE C.V.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Member


                                 HOC OFFSHORE, S. DE R.L. DE C.V.


                                 By:
                                     ------------------------------------------
                                         David W. Sharp
                                 Title:
                                        ---------------------------------------


                                 PT ARMANDI PRANAUPAYA


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


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

                                 HORIZON MARINE CONTRACTORS (MALAYSIA) SDN BHD


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Director


                                 HORIZON OFFSHORE SERVICES, LTD.


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President and
                                     Chief Financial Officer


                                 MARINE LEASING (LABUAN) PTE LTD


                                 By:
                                     ------------------------------------------
                                     David W. Sharp
                                     Executive Vice President and
                                     Chief Financial Officer


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